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                                                                THE HARTFORD

                                                 The Hartford Financial Services Group, Inc.
                                                                 (Delaware)
                                                                      |
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                                                       Nutmeg Insurance Company                        The Hartford Investment
                                                                (Connecticut)                          Management Company
                                                                     |                                 (Delaware)
                                                       Hartford Fire Insurance Company
                                                                (Connecticut)
                                                                      |
                                                   Hartford Accident and Indemnity Company
                                                                (Connecticut)
                                                                      |
                                                             Hartford Life, Inc.
                                                                 (Delaware)
                                                                      |
                                                Hartford Life and Accident Insurance Company
                                                                (Connecticut)
                                                                      |
                                                                      |
                                                                      |
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Alpine Life                Hartford Financial            Hartford Life              American Maturity        ITT Hartford Canada
Insurance Company          Services Life                 Insurance Company          Life Insurance           Holdings, Inc.
(New Jersey)               Insurance Co.                 (Connecticut)              Company                  (Canada)
                           (Connecticut)                        |                   (Connecticut)                |
                                                                |                                                |
                                                                |                                                |
                                                                |                                            ITT Hartford Life
                                                                |                                            Insurance Company
                                                                |                                            of Canada
                                                                |                                            (Canada)
                                                                |
                                                                |
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ITT Hartford Life and Annuity               ITT Hartford International                        Hartford Financial Services
Insurance Company                           Life Reassurance Corporation                      Corporation
(Connecticut)                               (Connecticut)                                     (Delaware)
       |                                                                                            |
       |                                                                                            |
       |                                                                                            |
ITT Hartford Life, Ltd.                                                                             |
(Bermuda)                                                                                           |
                                                                                                    |
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MS Fund            HL Funding           HL Investment           Hartford            Hartford Securities      ITT Comp. Emp.
America, Inc.      Company, Inc.        Advisors, Inc.          Equity Sales        Distribution             Benefits Service
(Delaware)         (Connecticut)        (Connecticut)           Company, Inc.       Company, Inc.            Company
                                             |                  (Connecticut)       (Connecticut)            (Connecticut)
                                             |
                                         Hartford Investment
                                         Financial Services
                                        Company
                                        (Delaware)
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